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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated November 30, 2000 relating to the financial statements of The Walt Disney Company, which appears in The Walt Disney Company's Annual Report on Form 10-K for the year ended September 30, 2000.

PricewaterhouseCoopers LLP
December 3, 2001
Los Angeles, California
















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